      As filed with the Securities and Exchange Commission on July 2, 2002

                                                   REGISTRATION NO. 333-
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                                  AVIALL, INC.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               65-0433083
      (State or other jurisdiction of      (I.R.S. Employer Identification No.)
      incorporation or organization)

           2750 REGENT BOULEVARD                          75261
            DFW AIRPORT, TEXAS                          (Zip Code)
 (Address of Principal Executive Offices)

                             ----------------------

                     AVIALL, INC. 1998 STOCK INCENTIVE PLAN
           AVIALL, INC. AMENDED AND RESTATED 1998 DIRECTORS STOCK PLAN
                            (Full title of the plans)

                             ----------------------

                             JEFFREY J. MURPHY, ESQ.
                  SENIOR VICE PRESIDENT, LAW & HUMAN RESOURCES,
                  SECRETARY AND GENERAL COUNSEL OF AVIALL, INC.
                              2750 REGENT BOULEVARD
                            DFW AIRPORT, TEXAS 75261
                     (Name and address of agent for service)

                                 (972) 586-1000
          (Telephone number, including area code, of agent for service)

                        with copies of communications to:

                             JANICE V. SHARRY, ESQ.
                            GARRETT A. DEVRIES, ESQ.
                              HAYNES AND BOONE, LLP
                           901 MAIN STREET, SUITE 3100
                               DALLAS, TEXAS 75202
                                 (214) 651-5000

                             ----------------------
                         CALCULATION OF REGISTRATION FEE

                                                                             PROPOSED           PROPOSED
                                                                             MAXIMUM             MAXIMUM           AMOUNT OF
               TITLE OF SECURITIES                     AMOUNT TO BE       OFFERING PRICE        AGGREGATE        REGISTRATION
                TO BE REGISTERED                    REGISTERED (2) (3)    PER SHARE (4)     OFFERING PRICE(4)         FEE
-------------------------------------------------- --------------------- ----------------- -------------------- ---------------
Common Stock, par value $0.01 per share (1)             2,585,000            $12.84            $33,191,400          $3,054
-------------------------------------------------- --------------------- ----------------- -------------------- ---------------

(1) Each share of Common Stock is accompanied by one preferred share purchase right as set forth in the Rights Agreement, dated as of December 7, 1993, by and between Aviall, Inc. and The First National Bank of Boston, N.A., as amended by Amendment No. 1 to Rights Agreement, dated as of March 14, 2000, by and between Aviall, Inc. and BankBoston, N.A. (as successor to The First National Bank of Boston), Amendment No. 2 to Rights Agreement, dated as of December 17, 2001, by and between Aviall, Inc. and EquiServe Trust Company, N.A. (as successor to The First National Bank of Boston) and Amendment No. 3 to Rights Agreement, dated as of December 21, 2001, by and between Aviall, Inc. and EquiServe Trust Company, N.A. (as successor to The First National Bank of Boston).

(2) Plus such indeterminate number of shares of Common Stock as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions in accordance with Rule 416 under the Securities Act of 1933, as amended.

(3) Includes 2,350,000 shares of Common Stock authorized for issuance pursuant to the Aviall, Inc. 1998 Stock Incentive Plan, as amended to date, and 235,000 shares of Common Stock authorized for issuance pursuant to the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan, as amended to date.

(4) The proposed maximum offering price per share and the proposed maximum aggregate offering price have been estimated solely for the purpose of calculating the registration fee pursuant to paragraphs (c) and (h)(1) of Rule 457 promulgated under the Securities Act of 1933, as amended, and are based upon the average of the high and low sales prices of the Common Stock as reported on the New York Stock Exchange on June 25, 2002.

================================================================================

                STATEMENT UNDER GENERAL INSTRUCTION E TO FORM S-8

     Aviall, Inc. (the "Company") previously filed (i) a Registration Statement on Form S-8 (Registration No. 333-62633) with the Securities and Exchange Commission (the "Commission") on September 1, 1998 to register 940,000 shares of Common Stock authorized for issuance pursuant to the Aviall, Inc. 1998 Stock Incentive Plan (the "1998 Stock Incentive Plan") and (ii) a Registration Statement on Form S-8 (Registration No. 33-72602) with the Commission on December 7, 1993 to register 12,500 shares of Common Stock authorized for issuance pursuant to the Aviall, Inc. Directors Stock Plan (the "Directors Plan"). Upon approval by the stockholders of the Company at the Company's 1998 Annual Meeting of Stockholders, the Directors Plan was amended and restated as the Aviall, Inc. Amended and Restated 1998 Directors Stock Plan (the "1998 Directors Stock Plan").

     The Company is filing this Registration Statement on Form S-8 with the Commission pursuant to General Instruction E to Form S-8 to register (i) an additional 2,350,000 shares of Common Stock authorized for issuance pursuant to the 1998 Stock Incentive Plan, as amended to date, and (ii) an additional 235,000 shares of Common Stock authorized for issuance pursuant to the 1998 Directors Stock Plan, as amended to date. Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of (i) the Company's Registration Statement on Form S-8 (Registration No. 333-62633) relating to the registration of 940,000 shares of Common Stock authorized for issuance pursuant to the 1998 Stock Incentive Plan and (ii) the Company's Registration Statement on Form S-8 (Registration No. 33-72602) relating to the registration of 12,500 shares of Common Stock authorized for issuance pursuant to the Directors Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The Company hereby incorporates by reference the following documents filed with the Commission:

     (a) the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Commission on March 28, 2002;

     (b) the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002, filed with the Commission on May 14, 2002, and amended on May 15, 2002;

     (c) the description of the Company's capital stock appearing under the heading "Description of Capital Stock" contained in the Company's Registration Statement on Form 10 (Commission File No.: 1-12380), filed with the Commission on September 24, 1993 and amended on November 4, 1993, November 19, 1993, November 30, 1993, December 22, 1993 and May 30, 2002; and

     (d) all documents subsequently filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date such documents are filed.

ITEM 8.  EXHIBITS

 EXHIBIT
    NO.                                   DESCRIPTION
----------      ----------------------------------------------------------------
   4.1          Restated Certificate of Incorporation of Aviall, Inc. (Exhibit
                3.1 to Aviall, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "1993 Form 10-K") and
                incorporated herein by reference)

   4.2          Amended and Restated By-Laws of Aviall, Inc. (Exhibit 3.1 to
                Aviall, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 and incorporated herein by reference)

   4.3          Form of Common Stock Certificate of Aviall, Inc. (Exhibit 4 to
                Aviall, Inc.'s Registration Statement on Form 10, as amended
                (Commission File No. 1-12380), and incorporated herein by reference)

   4.4 Rights Agreement, dated as of December 7, 1993, by and between Aviall, Inc. and The First National Bank of Boston (Exhibit 10.7 to Aviall, Inc.'s 1993 Form 10-K and incorporated herein by reference)

 EXHIBIT
    NO.                                   DESCRIPTION
----------      ----------------------------------------------------------------
   4.5          Amendment No. 1 to Rights Agreement, dated as of March 14, 2000, by and between Aviall, Inc. and BankBoston, N.A., a national banking association (as successor to The First National Bank of
                Boston) (Exhibit 4.3 to Aviall, Inc.'s Annual Report on Form
                10-K for the fiscal year ended December 31, 1999 and
                incorporated herein by reference)

   4.6          Amendment No. 2 to Rights Agreement, dated as of December 17,
                2001, by and between Aviall, Inc. and EquiServe Trust Company,
                N.A., a national banking association (as successor to The First
                National Bank of Boston) (Exhibit 4.6 to Aviall, Inc.'s Annual
                Report on Form 10-K for the fiscal year ended December 31, 2001
                (the "2001 Form 10-K") and incorporated herein by reference)

   4.7          Amendment No. 3 to Rights Agreement, dated as of December 21,
                2001, by and between Aviall, Inc. and EquiServe Trust Company,
                N.A., a national banking association (as successor to The First
                National Bank of Boston) (Exhibit 4.7 to Aviall, Inc.'s 2001
                Form 10-K and incorporated herein by reference)

   4.8          Aviall, Inc. 1998 Stock Incentive Plan (Exhibit 10.2 to Aviall,
                Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 and incorporated herein by reference)

   4.9 Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 28, 2000 (Exhibit 10.5 to Aviall, Inc.'s 2001 Form
                10-K and incorporated herein by reference)

   4.10 Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 7, 2001 (Exhibit 10.6 to Aviall, Inc.'s 2001 Form
                10-K and incorporated herein by reference)

   4.11         Amendment Number One to the Aviall, Inc. 1998 Stock Incentive
                Plan, dated as of December 21, 2001 (Exhibit 10.7 to Aviall,
                Inc.'s 2001 Form 10-K and incorporated herein by reference)

   4.12* Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 14, 2002

   4.13         Aviall, Inc. Amended and Restated 1998 Directors Stock Plan
                (Exhibit 10.3 to Aviall, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference)

   4.14*        Amendment Number One to the Aviall, Inc. Amended and Restated
                1998 Directors Stock Plan, dated as of June 14, 2002

   5.1*         Legal Opinion of Haynes and Boone, LLP

   23.1*        Consent of PricewaterhouseCoopers LLP

   23.2* Consent of Haynes and Boone, LLP (included in its legal opinion filed as Exhibit 5.1)

   24.1* Power of Attorney of the Directors of Aviall, Inc. (incorporated in the signature page of this Registration Statement)


----------
* Each document marked with an asterisk is filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of DFW Airport, State of Texas, on the 30th day of June, 2002.

                                         AVIALL, INC.

                                         By:  /s/ Paul E. Fulchino
                                              ----------------------------------
                                              Paul E. Fulchino
                                              Chairman, President and Chief
                                              Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of Aviall, Inc., a Delaware corporation, do hereby constitute and appoint Jeffrey J. Murphy, Jacqueline K. Collier and Cornelius Van Den Handel, and each of them, their true and lawful attorneys-in-fact and agents or attorney-in-fact and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules and regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments (including any post-effective amendments) and supplements thereto, and to any and all instruments or documents filed as part or in connection with this Registration Statement, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. The Power of Attorney may be signed in several counterparts.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the following capacities on the 30th day of June, 2002.

                 SIGNATURE                                                                   TITLE
                 ---------                                                                   -----
         /s/ Paul E. Fulchino                                           Chairman, President and Chief Executive Officer
         ------------------------------------                                    (Principal Executive Officer)
         Paul E. Fulchino

         /s/ Jacqueline K. Collier                                               Vice President and Controller
         ------------------------------------                                   (Principal Accounting Officer)
         Jacqueline K. Collier

         /s/ Cornelius Van Den Handel                                            Vice President and Treasurer
         ------------------------------------                                    (Principal Financial Officer)
         Cornelius Van Den Handel

         /s/ Peter J. Clare                                                                Director
         ----------------------------------------
         Peter J. Clare

         /s/ Allan M. Holt                                                                 Director
         ------------------------------------
         Allan M. Holt

         /s/ Donald R. Muzyka                                                              Director
         ------------------------------------
         Donald R. Muzyka

         /s/ Richard J. Schnieders                                                         Director
         ------------------------------------
         Richard J. Schnieders

         /s/ Jonathan M. Schofield                                                         Director
         ------------------------------------
         Jonathan M. Schofield

         /s/ Arthur E. Wegner                                                              Director
         ------------------------------------
         Arthur E. Wegner

         /s/ Bruce N. Whitman                                                              Director
         ------------------------------------
         Bruce N. Whitman

                                 EXHIBIT INDEX


 EXHIBIT
    NO.                                   DESCRIPTION
----------      ----------------------------------------------------------------
   4.1          Restated Certificate of Incorporation of Aviall, Inc. (Exhibit
                3.1 to Aviall, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (the "1993 Form 10-K") and
                incorporated herein by reference)

   4.2          Amended and Restated By-Laws of Aviall, Inc. (Exhibit 3.1 to
                Aviall, Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 and incorporated herein by reference)

   4.3          Form of Common Stock Certificate of Aviall, Inc. (Exhibit 4 to
                Aviall, Inc.'s Registration Statement on Form 10, as amended
                (Commission File No. 1-12380), and incorporated herein by reference)

   4.4 Rights Agreement, dated as of December 7, 1993, by and between Aviall, Inc. and The First National Bank of Boston (Exhibit 10.7 to Aviall, Inc.'s 1993 Form 10-K and incorporated herein by reference)

 EXHIBIT
    NO.                                   DESCRIPTION
----------      ----------------------------------------------------------------
   4.5          Amendment No. 1 to Rights Agreement, dated as of March 14, 2000, by and between Aviall, Inc. and BankBoston, N.A., a national banking association (as successor to The First National Bank of
                Boston) (Exhibit 4.3 to Aviall, Inc.'s Annual Report on Form
                10-K for the fiscal year ended December 31, 1999 and
                incorporated herein by reference)

   4.6          Amendment No. 2 to Rights Agreement, dated as of December 17,
                2001, by and between Aviall, Inc. and EquiServe Trust Company,
                N.A., a national banking association (as successor to The First
                National Bank of Boston) (Exhibit 4.6 to Aviall, Inc.'s Annual
                Report on Form 10-K for the fiscal year ended December 31, 2001
                (the "2001 Form 10-K") and incorporated herein by reference)

   4.7          Amendment No. 3 to Rights Agreement, dated as of December 21,
                2001, by and between Aviall, Inc. and EquiServe Trust Company,
                N.A., a national banking association (as successor to The First
                National Bank of Boston) (Exhibit 4.7 to Aviall, Inc.'s 2001
                Form 10-K and incorporated herein by reference)

   4.8          Aviall, Inc. 1998 Stock Incentive Plan (Exhibit 10.2 to Aviall,
                Inc.'s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 and incorporated herein by reference)

   4.9 Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 28, 2000 (Exhibit 10.5 to Aviall, Inc.'s 2001 Form
                10-K and incorporated herein by reference)

   4.10 Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 7, 2001 (Exhibit 10.6 to Aviall, Inc.'s 2001 Form
                10-K and incorporated herein by reference)

   4.11         Amendment Number One to the Aviall, Inc. 1998 Stock Incentive
                Plan, dated as of December 21, 2001 (Exhibit 10.7 to Aviall,
                Inc.'s 2001 Form 10-K and incorporated herein by reference)

   4.12* Amendment to the Aviall, Inc. 1998 Stock Incentive Plan, dated as of June 14, 2002

   4.13         Aviall, Inc. Amended and Restated 1998 Directors Stock Plan
                (Exhibit 10.3 to Aviall, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference)

   4.14*        Amendment Number One to the Aviall, Inc. Amended and Restated
                1998 Directors Stock Plan, dated as of June 14, 2002

   5.1*         Legal Opinion of Haynes and Boone, LLP

   23.1*        Consent of PricewaterhouseCoopers LLP

   23.2* Consent of Haynes and Boone, LLP (included in its legal opinion filed as Exhibit 5.1)

   24.1* Power of Attorney of the Directors of Aviall, Inc. (incorporated in the signature page of this Registration Statement)


----------
* Each document marked with an asterisk is filed herewith.